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                               XTRA CORPORATION

                         GENERAL STOCK INCENTIVE PLAN


(1)  Purpose

       The purpose of this General Stock Incentive Plan (the "Plan") is to advance the interests of XTRA Corporation (the "Company") by enhancing the ability of the Company (a) to attract and retain employees who are in a position to make significant contributions to the success of the Company; (b) to reward employees for such contributions; and (c) to encourage employees to take into account the long-term interests of the Company through ownership of shares of, and other interests in, the Company's common stock ("Common Stock").

       The Plan is intended to accomplish these goals by enabling the Company to grant awards ("Awards") to eligible employees. Awards may be in the form of Stock Options (as described in Section 6), Stock Appreciation Rights (as described in Section 7) and Restricted Stock Awards (as described in Section 8).

(2)  Administration

       The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will have authority, not inconsistent with the express provisions of the Plan, (a) to grant Awards to such eligible employees as the Committee may select ("Participants"); (b) to determine the type of Awards to be granted and the times of grants; (c) to determine the number of shares of Common Stock to be covered by any Award; (d) to determine the terms and conditions of any Award, which terms and conditions may differ among individual Awards and Participants;
(e) to prescribe the form or forms of instruments evidencing Awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; and (h) to waive compliance by a Participant with any obligation to be performed by him under an Award. Such determinations and actions of the Committee shall be conclusive and shall bind all parties.

       A majority of the members of the Committee will constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. All members of the Committee shall be non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.
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(3)  Effective Date

       The effective date of the Plan is December 1, 1998.

(4)  Shares Subject to the Plan

     (a) Number of Shares. Subject to adjustment as provided in Section 10, the aggregate number of shares of Common Stock that may be delivered under the Plan is 150,000. Shares of Common Stock may be issued up to this maximum pursuant to any type or types of Award. For purposes of this limitation, Awards and shares of Common Stock which are forfeited or reacquired by the Company, and Awards which are satisfied without the issuance of shares of Common Stock, will not be counted. Such limitation will apply only to shares of Common Stock which have become free of any restrictions under the Plan.

               (b) Shares to be Delivered. Shares delivered under the Plan will be authorized but unissued shares of Common Stock or, if the Committee so decides in its sole discretion, previously issued Common Stock acquired by the Company and held in treasury. No fractional shares of Common Stock will be delivered under the Plan.

(5)  Eligibility

       Employees eligible to become Participants shall be those key employees of the Company and its subsidiaries who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries. A subsidiary for purposes of the Plan is a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. Members of the Committee will not be eligible to become Participants.

(6)  Stock Options

       Stock Options granted under the Plan ("Options") shall be non-qualified stock options ("NSOs") -- that is, options that are not intended to qualify under Section 422 of the Internal Revenue Code.

       Options granted under the Plan will be subject to the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems desirable:

               (a) Exercise Price. The exercise price of each Option will be determined by the Committee but may not be less than 100% of the fair market value per share of Common Stock at the time the Option is granted. For purposes of the preceding sentence, "fair market value" on any given date means the highest closing sale price on the date immediately preceding the date in question as reflected in the New York Stock

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Exchange Composite Index. For purposes of this subsection, an option will be treated as having been granted as of the date specified as the date of grant by the Committee.

     (b) Duration of Options. An Option will be exercisable during such period or periods as the Committee may specify. The latest date on which an Option may be exercised will be the date which is ten (10) years from the date the Option was granted or such earlier date as may be specified by the Committee at the time the Option is granted.

     (c)  Exercise of Options.

     (i) Options will be exercisable at such future time or times, whether or not in installments, as determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Option.

     (ii) Any exercise of an Option must be by written notice to the Company, accompanied by (i) the document evidencing the Option (the "Option Certificate") and any other documents required by the Committee and (ii) payment in accordance with Section 6(d) below for the number of shares of Common Stock for which the Option is exercised.

     (d) Payment for and Delivery of Common Stock. Common Stock purchased on exercise of an Option shall be paid for as follows: (1) in cash or by certified check, bank draft or money order payable to the order of the Company or (2) if so permitted by the Option Certificate, (i) through the delivery of shares of Common Stock (held for at least six months, or such other period as the Committee may specify) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (ii) by a combination of cash and Common Stock as provided in clauses (1) and (2)(i) above or (iii) by delivery of a promissory note of the Participant to the Company, payable on such terms as are specified in the Option Certificate (except that the Option Certificate may provide that the rate of interest on the note will be the lowest rate which is sufficient, at the time the note is given, to avoid imputation of interest under the applicable provisions of the Code), or by a combination of cash (or cash and Common Stock) and the Participant's promissory note; provided, that if the Common Stock delivered upon exercise of the Option is an original issue of authorized Common Stock, at least so much of the exercise price as represents the par value of such Common Stock must be paid in cash if the Committee determines that cash payment is required by law.

     (e) Nontransferability of Options. Except as may otherwise be determined by the Committee, no Option may be transferred other than by will or by the laws of

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     descent and distribution, and during a Participant's lifetime an Option may be exercised only by the Participant.

          (f) Death or Disability. If a Participant's employment with the Company and its subsidiaries terminates by reason of death or total and permanent disability, each Option held by the Participant will become fully exercisable and will remain exercisable after the date of such termination for a period of two years in the case of death and one year in the case of disability (but in no event later than the date the option would have expired in all events under Section 6(b)). In the case of a deceased Participant, such Option may be exercised within such time limits by the executor or administrator of the deceased Participant's estate, or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution.

          (g) Other Termination of Employment. If a Participant's employment with the Company and its subsidiaries terminates for any reason other than death or total and permanent disability, all Options held by the Participant that are not then exercisable shall terminate. Options that are exercisable on the date of termination will continue to be exercisable for a period of three months (but in no event later than the date the option would have expired in all events under Section 6(b)) unless the employee has confessed to, or been convicted of, any act of fraud, theft or dishonesty arising in the course of, or in connection with, his employment with the Company, in which case the Option will terminate immediately and in full. After completion of that three-month (or shorter) period such Options shall terminate to the extent not previously exercised, expired or terminated.

(7)  Stock Appreciation Rights

          (a) Nature of Stock Appreciation Right. A Stock Appreciation Right ("SAR") is an Award entitling the recipient to receive an amount in cash or shares of Common Stock or a combination thereof having a value equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant (or over the Option exercise price, if the SAR was granted in tandem with an Option) multiplied by the number of shares with respect to which the SAR has been exercised, with the Committee having the right to determine the form of payment.

          (b) Grant of SARs. SARs may be granted in tandem with, or independently of, Options granted under the Plan. An SAR granted in tandem with an Option may be granted either at or after the time of the grant of such Option. SARs will be evidenced by such written agreement as is deemed appropriate by the Committee.

     An SAR or applicable portion thereof granted in tandem with an Option will terminate and no longer be exercisable upon the termination or exercise of such Option, except that an

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SAR granted with respect to less than the full number of shares covered by an
Option will not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the SAR.

          (c) Terms and Conditions of SARs. SARs will be subject to such terms and conditions as are determined from time to time by the Committee, subject, in the case of SARs granted in tandem with Options, to the following:

          (i) SARs will be exercisable only at such time or times and to the extent that the related Option is exercisable.

          (ii) Upon the exercise of an SAR, the applicable portion of any related Option must be surrendered.

          (iii) SARs will be transferable only with the related Option. All SARs will be exercisable during the Participant's lifetime only by the Participant or his legal representative.

          (iv) An SAR granted in tandem with an Option may be exercised only when the market price of the Common Stock subject to the Option exceeds the exercise price of such Option.

     The provisions of Sections 6(f) and 6(g) relating to the exercisability and termination of Options shall also apply to SARs, whether or not granted in tandem with Options.

     Any exercise of an SAR must be by written notice to the Company, accompanied by the document evidencing the SAR and any other documents required by the Committee.

(8)  Restricted Stock

          (a) Nature of Restricted Stock Award. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Common Stock ("Restricted Stock") for a purchase price (which may be zero) not to exceed par value, subject to such conditions, including the restrictions specified in Section 8(d) below, as the Committee may impose at the time of grant.

          (b) Award Agreement. A Participant who is granted a Restricted Stock Award will have no rights with respect to such award unless the Participant accepts the Award within 60 days (or such other period as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the

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     Company an agreement (an "Award Agreement") in such form as the Committee determines.

          (c) Rights as a Stockholder. Upon complying with Section 8(b) above, a Participant will have all the rights of a stockholder with respect to the Restricted Stock awarded to him including voting and dividend rights, subject to the restrictions described in this section 8 and subject to any other conditions contained in the award Agreement. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of any restrictions under the Plan.

          (d) Restriction. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. If a Participant ceases for any reason to be employed by the Company or its subsidiaries, shares of Restricted Stock held by such Participant shall be resold to the Company at their purchase price, or forfeited to the Company if the purchase price was zero, except as specifically set forth herein. Shares of Restricted Stock resold to the Company shall have the status of authorized but unissued shares of Common Stock.

          (i) The Committee will specify in the Award Agreement the date or dates (which may depend upon or be related to the attainment of performance goals or other conditions) on which the nontransferability of the Restricted Stock and the obligation of the Participant to resell such Stock to the Company will lapse. The Committee may at any time accelerate such date or dates.

          (ii) If the Participant's employment terminates because of death or total and permanent disability, all restrictions on Restricted Stock held by the Participant will lapse.

          (e)    Notice of Election. Any Participant making an election under section 83(b) of the Code with respect to a Restricted Stock Award must provide a copy thereof to the Company within 30 days of the filing of such election with the Internal Revenue Service.

(9)  Cash Awards

     In connection with any Award hereunder the Committee may, in its sole discretion, at the time such Award is made or at a later date, provide for and grant a cash award to the Participant not to exceed an amount equal to (a) the amount of any federal, state and local income tax on ordinary income for which the Participant will be liable with respect to the Award, plus (b) an additional amount on a grossed-up basis necessary to make him whole after tax, discharging all his income tax liabilities arising form all payments under this Section 9.

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Any payments under this Section 9 will be made at the time the Participant incurs federal income tax liability with respect to the Award.

(10) Changes in Company; Substitute Awards

          (a) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the maximum number of shares of stock or securities that may be delivered under the Plan, the purchase price, and other relevant provisions will be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

     The Committee may also adjust the number of shares subject to outstanding Awards, the exercise price of outstanding Options and the terms of outstanding Awards, to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in Section 10(b) below), acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan.

          (b) Merger, Etc. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation or its outstanding shares are converted into securities of another corporation or exchanged for other consideration, all Options and SARs granted hereunder will terminate, but at least 20 days prior to the effective date of any such dissolution or liquidation (or 20 days prior to any earlier related sale of substantially all the assets of the Company) or of such merger or consolidation, the Committee may arrange that the successor or surviving corporation, if any, grant replacement or substitute replacement Options and/or SARs.

          (c) Substitute Awards. The Company may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate.

(11) General Provisions

          (a) No Distribution; Compliance with Legal Requirements, Etc. The Committee may require each person acquiring Common Stock pursuant to an Award to

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     represent to and agree with the Company in writing that such person is acquiring the Common Stock without a view to distribution thereof.

     The Company will not be obligated to deliver any shares of Common Stock pursuant to an Award (1) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and
(2) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (3) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

     Notwithstanding any provision of the Plan, the Company will be under no obligation to deliver shares of Common Stock to an estate of a deceased Participant, or to the person or persons to whom the Award has been transferred by the Participant's will or the applicable laws of descent and distribution, until the Company is satisfied as to the authority of such person or persons.

          (b) Tax Withholding, Etc. Each Participant will, no later than the date as of which the value of an Award or of any Common Stock or other amounts received hereunder first becomes includable in gross income for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, all federal, state and local taxes required by law to be withheld with respect to such income. The Company and its subsidiaries will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     The Committee may provide, in respect of any transfer of Common Stock under an Award, that if and to the extent withholding of any federal, state or local tax is required, the Participant may elect in such manner as the Committee prescribes, to have the Company hold back from the transfer Common Stock having a value calculated to satisfy such withholding obligation, or to deliver to the Company previously owned shares of equal value. Notwithstanding the foregoing, in the case of a Participant subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934 no such election shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under such Act.

          (c) Continuance of Employment. For purposes of the Plan, employment of a Participant will not be considered terminated (1) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long

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     as the Participant's right to reemployment is guaranteed either by statute or by contract, or (2) in the case of a transfer to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code would apply.

          (d) Fair Market Value. Except as set forth herein, for purposes of the Plan, in general, "fair market value" of a share of Common Stock on any date means the closing price on such date as reflected in the New York Stock Exchange Composite Index. If, however, the Committee determines that a different meaning is in any circumstance necessary in order to comply with applicable law, such different meaning will apply in that circumstance.

          (e) Employment Rights. Neither the adoption of the Plan nor the grant of Awards will confer upon any employee any right to continued employment with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate the employment of an employee at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

(12) Effect, Discontinuance, Cancellation, Amendment and Termination.

     Neither adoption of the Plan nor the grant of awards to a Participant shall affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued to employees.

     The Committee may at any time discontinue granting Awards under the Plan. With the consent of the Participant, the Committee may at any time cancel an existing Award in whole or in part and grant the Participant another Award for such number of shares of Common Stock as the Committee specifies, subject to
Section 4(b). The Committee may at any time or times amend the Plan or any outstanding Award for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law or may at any time terminate the Plan as to any further grants of Awards.

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